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                                 EXHIBIT 10.1
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                             INTERPLAY CORPORATION



                                1996 STOCK PLAN
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     1.  Purpose.  This 1996 Stock Plan is designed to enable INTERPLAY
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CORPORATION and its Affiliates to attract and retain capable key employees, officers, directors and consultants and to motivate such persons to exert their best efforts on behalf of the Company by providing them with compensation in the manner provided in this Plan.

     2.  Definitions.
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     "Act" means the Securities Exchange Act of 1934, as amended.

     "Award" means Common Stock awarded under this Plan.

     "Affiliate" means any parent corporation or subsidiary corporation of the Company as defined in Section 424 of the Code.

     "Board" means the Board of Directors of the Company.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Committee" means the committee established to administer this Plan as provided in Section 3 or, if no such committee is established, the Board.

     "Common Stock" means shares of common stock of the Company and such substitutions therefor as are determined by the Committee pursuant to Section 11 to be appropriate.

     "Company" means Interplay Corporation, a Massachusetts corporation, and all of its Affiliates.

     "Date of Grant" means the date on which the Committee authorizes the grant of a Stock Right, or such later date as may be specified by the Committee at the time of such authorization.

     "Disability" means a disability that entitles the Grantee to disability income benefits under the terms of any long-term disability plan maintained by the Company which covers the Grantee, or if no such plan exists or is applicable to the Grantee, the permanent and total disability of the Grantee within the meaning of Section 22(e)(3) of the Code.

     "Disqualifying Disposition" means any disposition (including any sale) by an Optionee of Common Stock acquired pursuant to the exercise of an ISO before the later of (a) two years after the Date of Grant of the ISO or (b) one year after the date the Optionee acquired such Common
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Stock by exercising the ISO.  The foregoing rules do not apply to dispositions of Common Stock after the death of an Optionee by his or her legal representative, devisees or heirs.

     "Grantee" means a person to whom a Stock Right has been granted under this Plan.

     "ISO" means an Option which qualifies as an incentive stock option under
Section 422(b) of the Code.

     "Non-Qualified Option" means an Option which does not qualify as an ISO.

     "Option" means a right to purchase Common Stock granted pursuant to this Plan.

     "Optionee" means a person to whom an Option has been granted under this Plan.

     "Plan" means the Interplay Corporation 1996 Stock Plan.


     "Purchase" means the right to make a direct purchase of Common Stock granted pursuant to this Plan.


     "Stock Appreciation Right" means a right granted under Section 7.

     "Stock Rights" collectively refers to Options, Awards, Purchases and Stock Appreciation Rights.

     3.  Administration of the Plan.
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     (a)      The Board may administer this Plan or may appoint a Committee to administer this Plan. Members of the Committee, while members, will be eligible to participate in this Plan only as provided in Section 3(d). The Committee will have the authority to (i) determine the employees and other persons to whom Stock Rights may be granted; (ii) determine when Options, Awards and Stock Appreciation Rights may be granted or Purchases made; (iii) determine the purchase price, if any, of Stock Rights and the shares underlying them; (iv) determine the other terms and provisions of each Stock Right (which may vary among Grantees in the Committee's discretion), including but not limited to the timing, vesting and duration of the exercise period and the nature and duration of transfer and/or forfeiture restrictions; (v) amend, modify, convert, or replace any Stock Right to the extent allowed by law, (vi) accelerate exercisability of any Stock Right in whole or in part, subject only to the ISO acceleration provisions of Section 422(d) of the Code (if applicable); (vii) employ attorneys, consultants, accountants or other persons upon whose advice the Committee may rely; and (viii) interpret this Plan and prescribe and rescind rules and regulations relating to it. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding on all parties, unless otherwise determined by the Board.

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     (b)      No member of the Board or the Committee will be liable for any action or determination made in good faith with respect to this Plan or any Stock Right granted under it. Each member of the Committee will be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by such member or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan unless arising out of such member's own fraud or bad faith. Such indemnification will be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company, or any agreement, vote of stockholders or disinterested directors, or otherwise.

     (c) The Committee may select one of its members as its chair, and will hold meetings at its discretion. A majority of the Committee will constitute a quorum. The acts of a majority of the members of the Committee present at any meeting at which a quorum is present or acts reduced to or approved in writing by a majority of the members of the Committee will be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and appoint replacement members, fill vacancies however caused, and remove all members of the Committee and thereafter directly administer this Plan.

     (d) Stock Rights may be granted to members of the Committee pursuant to this Plan if such grants have been approved by a majority vote of the disinterested members of the Board. If the Company is or becomes registered under the Act, the Committee will be qualified as required by Rule 16b-3, as amended, and other applicable rules under or successors to Section 16(b) of the Act.

     4.  Stock.   The aggregate number of shares of Common Stock which may be
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issued under this Plan is One Million Eighty Thousand (1,080,000), subject to adjustment as provided in Section 11. The Committee may grant Options and Stock Appreciation Rights and may authorize Purchases and Awards with respect to such shares in such combinations and for such amount of shares as it determines are appropriate, provided that the aggregate number of shares issuable upon exercise of such Options, Purchases and Stock Appreciation Rights and upon grant of such Awards does not exceed such number, as adjusted. Stock subject to Stock Rights may be authorized but unissued shares of Common Stock or Common Stock held in the treasury of the Company. If any Option expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, or if the Company reacquires any unvested shares issued pursuant to Stock Rights, then the unpurchased shares subject to such Option and any unvested shares so reacquired by the Company will again be available for grants of Stock Rights.

     5.  Granting of Stock Rights.   The Committee is authorized to grant Stock
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Rights to such employees, consultants and officers and directors (whether or not an employee) of the Company at such time or times as it may determine, all in the sole exercise of its discretion. Each Stock Right will be evidenced by a written agreement in such form as the Committee may from time to time approve. Each agreement for an ISO will provide that the Optionee notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any

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Common Stock acquired pursuant to the exercise of the ISO.  The Committee may from time to time confer authority on one or more of its own members and/or one or more officers of the Company to execute and deliver such agreements. The officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of each agreement entered into pursuant to this Plan.

     6.  Option Price and Term; ISO Limitations.
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     (a)      The exercise price for each ISO share will be at least equal to the fair market value per share on the Date of Grant. However, if the Optionee owns more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price must be at least one hundred ten percent (110%) of the fair market value per share on the Date of Grant, determined without regard to any restriction other than a restriction which, by its terms, will never lapse. The Committee may determine the exercise price of Non-Qualified Options in its sole discretion.

     (b) Each Option will expire on the date specified by the Committee. However, any ISOs granted to an employee owning more than ten percent of the total combined voting power of all classes of stock of the Company must expire not more than five years from the Date of Grant and all other ISOs must expire not more than ten years from the Date of Grant.

     (c) ISOs may be granted only to employees of the Company. Non-Qualified Options may be granted to any director or officer (whether or not an employee), employee or consultant of the Company.

     (d) To the extent that the aggregate fair market value of Common Stock with respect to which ISOs (determined without regard to this Section) are exercisable for the first time by any Optionee during any calendar year under all plans of the Company exceeds $100,000, such ISOs will be treated as Non-Qualified Options.

     (e) The fair market value of a share of Common Stock on the Date of Grant will be the mean between the highest and lowest quoted selling prices on such date on the securities market where the Common Stock of the Company is traded, or if there were no sales on the Date of Grant, on the next preceding date within a reasonable period (as determined in the sole discretion of the Committee) on which there were sales. In the event that there were no sales in such a market within a reasonable period or if the Common Stock is not publicly traded on the Date of Grant, the fair market value will be as determined in good faith by the Board in its sole discretion after taking into consideration all factors which it deems appropriate including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

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     7.  Stock Appreciation Rights.
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         (a) The Committee will have the authority to grant Stock Appreciation
Rights with or apart from the grant of Options under this Plan. Stock Appreciation Rights may be paid in cash or shares of Common Stock, or any combination of each, as the Committee may determine and will be subject to such terms and conditions as the Committee may specify.

         (b) Each Stock Appreciation Right granted with a specified Option will entitle the Grantee to receive the following amount if and when the specified Option becomes exercisable: unless the Committee determines otherwise, the amount to be received by the Grantee will equal the difference between (i) the fair market value of a share of Common Stock on the date of exercise of the Right and (ii) the exercise price of a share under the specified Option.

         (c) Each Stock Appreciation Right granted without reference to a specified Option will entitle the Grantee to receive, unless the Committee determines otherwise, the difference between (i) the fair market value of a share of Common Stock on the date of exercise of the Right and (ii) the fair market value of a share of Common Stock on the date the Right was granted.

         (d) Notwithstanding the foregoing, for those Grantees subject to
Section 16(b) of the Act, any transaction involving the exercise of a Stock Appreciation Right will be structured to satisfy the requirements of Rule 16b-3.

     8.  Means of Exercising Stock Rights.  A Stock Right (or any part thereof)
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will be exercised by giving written notice to the Company at its principal office address identifying the Stock Right being exercised, specifying the portion of the Stock Right being exercised (including the number of shares, if any, for which Stock Right is being exercised), and accompanied by full payment of the purchase price (if any) either (a) in United States cash or cash equivalent or, at the discretion of the Committee, (b) in shares of Common Stock having a fair market value on the date of exercise equal to the exercise price of the Stock Right, (c) by delivery of the Grantee's promissory note, (d) by written notice to the Company to withhold from those shares of Common Stock that would otherwise be obtained on the exercise of such Stock Right the number of shares having a fair market value on the date of exercise equal to the exercise price, or (e) by any combination of the foregoing. The holder of a Stock Right will not have the rights of a shareholder with respect to any shares covered by the Stock Right until the date of issuance of a stock certificate for such shares. Except as otherwise determined by the Committee, no adjustment will be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     9.  Termination of Employment; Limitations on Exercise.
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         (a) If a Grantee's employment with or service to the Company terminates other than by reason of death or Disability, (i) no further vesting of the Grantee's Options and Stock Appreciation Rights will occur subsequent to the date of termination, (ii) the Grantee's

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ISOs will terminate 90 days after the date of termination, or on their specified expiration dates, if earlier, (iii) the Grantee's Non-Qualified Stock Options and Stock Appreciation Rights will terminate one (1) year after the date of termination, or on their specified expiration dates, if earlier, and (iv) all other types of Stock Rights will be forfeited except to the extent otherwise provided by the Committee. Nothing in this Plan will be deemed to give any Grantee the right to continued employment with the Company.

     (b) If a Grantee's employment or other service to the Company is terminated due to the Grantee's death or Disability, any Options or Stock Appreciation Rights granted under this Plan to such Grantee may be exercised, up to that portion of the Option or Stock Appreciation Right which the Grantee could have exercised on the date of death or Disability, by the Grantee, or in the case of death, the Grantee's estate, personal representative or any beneficiary who has acquired the Options or Stock Appreciation Rights by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the Option or Stock Appreciation Right or one year after the Grantee's death or Disability. The Grantee's rights with respect to any other type of Stock Rights held by the Grantee at the time of death or Disability will be subject to such terms as the Committee shall determine.

     10. Assignability.  No Stock Right will be assignable or transferable by a
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Grantee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution. During the lifetime of the Grantee no Stock Right will be exercisable by or payable to anyone other than the Grantee or his legal representative.

     11. Adjustments.  Notwithstanding any other provision of this Plan, the
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Committee may at any time make or provide for such adjustments to this Plan, to the number and class of shares available under this Plan or to any outstanding Stock Rights, as it deems appropriate to prevent dilution or enlargement of rights, including adjustments in the event of distributions to holders of Common Stock of other than a normal cash dividend, and changes in the outstanding Common Stock by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations, liquidations and the like. In the event of any general offer to holders of Common Stock relating to the acquisition of their shares, the Committee may make such adjustment as it deems equitable in respect of outstanding Stock Rights including, in the Committee's discretion, revision of outstanding Stock Rights, so that they may be exercisable for the consideration payable in the acquisition transaction. Any such determination by the Committee will be conclusive.

     12. Amendment of Plan.  The Board may terminate or amend this Plan in any
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manner allowed by law at any time, provided that no amendment to this Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then acquired under Rule 16b-3 of the Act, Sections 162(m) or 422 of the Code, the rules of any stock exchange or other applicable federal or state law. In no event may action of the Board or stockholders alter or impair the rights of a Grantee, without the Grantee's consent, under any Stock Right previously granted to such Grantee. Stock Rights may be granted prior to the date of stockholder approval of this Plan.

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     13. Application Of Funds.  All proceeds received by the Company with
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respect to Stock Rights will be used for general corporate purposes.

     14. Governmental Regulation.  The Company's obligation to sell and deliver
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shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares and the availability of a federal and appropriate state securities law exemptions.

     15. Withholding of Additional Income Taxes.  It will be a condition of the
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Company's obligation to issue Common Stock upon exercise of a Stock Right that the person exercising the Stock Right pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue of Common Stock upon such exercise.

     16. Governing Law.  This Plan and any agreements entered into under this
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Plan will be governed and construed in accordance with the laws of the
Commonwealth of Massachusetts.

     17. Effective Date.  This Plan is effective as of February 14, 1996, the
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date of its adoption by the Company's Board of Directors and its approval by the
Company's stockholders. Unless previously terminated, the Plan will terminate at midnight on February 14, 2006 and no Stock Right may be granted after such date.

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